Investor Presentation: September 2018 Exhibit 99.1

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

We fundamentally believe that Freshpet has the potential to change the way people feed their pets . . . forever

Freshpet Lives at the Intersection of Two Very Powerful Macro-Trends in CPG Humanization of Pets Fresh, Wholesome, All-Natural Foods

A disruptive innovation in a huge and growing industry A socially responsible, pet health-centric brand built around the contemporary consumer We are redefining what good pet food is in ways that are intuitive to consumers We deliver a value proposition relevant to the average consumer and every class of pet retailer We have a scalable and very difficult to replicate business model Who Is Freshpet?

We start with FRESH ingredients & finish with FRESH food. No preservatives, no additives...only the WHOLE NURISHMENT pets need.

Category leading palatability Source: Summit ridge kennels paired feeding study 76% of consumers report health difference Source: Russell research attitude and usage study Freshpet n= 980 Category leading product satisfaction Top Two (Extremely or Very Satisfied) Source: Russell research attitude and usage study Freshpet n= 980 Q22: Overall, how satisfied are you with each of the following products? Q23: How would you describe the value of each of the following products? Commitment to our Consumers

We Operate Differently Delighting consumers with fresh food & our company ideology Environmentally Focused Employee Engagement Community & Consumer Engagement

High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America Retailer Partners Delivers benefits in traffic, frequency and retailer margins A Difficult Business to Replicate

With Growth Potential in Fresh E-Commerce Strategy: Grow with winning players in fresh e-commerce Curbside Online Fresh Retail Home Delivery

In 2017, we launched our new strategy . . .

Growth Goal: $300 million net sales as soon as 2020 Future Economic Model       FY 2016 FY 2020 Growth Rate 15% 15-20%     Stores 16,609 23,000     Adj. Gross Margin 50.9% 53.9%     Adj. EBITDA Margin 13% 20+%     Media Investment ~6% of sales ~9% of sales     Advertising Payback 1.5 yrs --     Free Cash Flow -$13.9M ~15% of sales* *Before capacity expansion for sales beyond $300 million $ in millions

And the growth accelerated . . . . Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth

Increased awareness and penetration . . . 1.4%

Freshpet Rachel Ray Blue Buffalo Purina ONE Cesar Awareness (Aided) 35% 52% 86% 82% 70% Penetration 1.4% 3.6% (dry) ~8% (est) 5.2% (dry) 3.4% (wet) But still well below our competitors . . . Source: 2016 Brand Tracker, IRI 2016 HH Panel

Strong velocity growth . . .

Which helped Freshpet grow into its scale in 2017. . . 100 bps reduction *Leverage adjusted to projected inflationary growth of infrastructure By 2020: 900 bps reduction in fixed costs

Benefits of scale and velocity Fixed Cost Pick-Up Manuf. overhead absorption G&A overhead absorption Logistics More cases per pallet More pallets per order/full trucks More straight pallets Ultimately, fewer miles per order Retail Presence Lower % sales to service fridges Higher frequency retail coverage Higher visibility/more sophisticated fridges Fresher product Lower fridge capex per incremental $ of sales Advertising More continuous media Lower % of sales in media +900 bps Incremental gains

YEAR II: Bigger and Faster

In 2018, We Are Accelerating Fresh Growth… 2018 Fresh-only sales guidance: +26% 20172018% Change Net Sales $152.4>$19025+% Adjusted EBITDA$17.6>$2014+% 2018 Guidance +15% +17.5% >25% >25%

Doubling Down On… Media: 60% increase for the second year in a row Each quarter will increase vs. YA 70/30 first half vs. second half spending $8.0M $8.5M $13.5M $22M

Doubling Down On… Velocity drivers: Upgraded fridges Focused innovation After Before Select Roasted Meals Grain Free Select Beef Roasted Meals Premiumization & Added Variety Small Dog Select Roasted Meals Multi-Protein

And the Growth Has Accelerated Again… Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth YTD ‘18 fresh consumption +27%

Source: Nielsen 13 weeks ending 8-11-18 - $PPD Freshpet is the #1 Fastest Selling Dog Food Brand in US Food, Surpassing All Other Wet and Dry Brands! 54%* ACV FRESH Private Label Private Label DRY DRY DRY DRY DRY DRY DRY DRY DRY WET WET WET WET WET *US Food ACV

Growing 25 pts. Faster Than the Category in All Classes of Trade Freshpet Total RFG L4W L13W L52W 30.2 29.6 25.4 31.9 31.0 27.8 35.9 34.8 31.9 23.2 24.2 16.9 Total xAOC+Pet+WFM Total US xAOC Total US Food Big Box Pet $ % Chg YA – Week Ending 08/11/18 Nielsen: Freshpet RFG $ Latest 4 Week Data as of 7.14.18

Increased Penetration & Buying Rate Total Freshpet Buying Rate, Penetration and Repeat Rate Dollars per consumer/yr. Source: TTL FP RFG, 52 weeks ending June 6/18, Nielsen HH Panel, Internal Buy Rate Calculation, Repeat NBD-Adj Nielsen HH Panel

Growth is Driven by Advertising that Drives Penetration Nielsen HH Panel date for Freshpet Core Dog – Rolling 52 week penetration data

Adding New Buyers Who Behave Like Previous Buyers New User Buying Rate: Freshpet Core Dog MY= 52 weeks ending June Nielsen HH Panel date for Freshpet Core Dog – 52 week buying rate data for new users by year

Steady Distribution Growth & Accelerating Velocity Nielsen Mega-Channel ACV and $M/$M ACV for 4 week periods 4/23/16 to 8/18/18

Growing Distribution Towards 50% ACV Nielsen Mega-Channel % ACV for 4 week periods 7/20/13 through 8/18/18

Freshpet Grew into its scale in 2017 and in the first half of 2018 Plans to deliver 9% incremental margin by 2020 $ in millions *Leverage growth projected excluding media $152 $190

Strong structural profitability improvement partially offset by commodities and 7 day production expansion



+9.0%
~7%
SG&A
~2%
GM%
+3.6%
+1.7%
SG&A
+%1.9 GM%
-1.8%
+1.8%
+1.1%
Reported
Structural Profitability
Temporary differences *
Adj. EBITDA Margin
Reported
FY 2017
Forecast FY 2018
Forecast FY 2020

freshpet

*Temporary differences in Forecast FY 2018 represent 130 basis points of raw material cost and 60 basis points related to unabsorbed labor from 7 day operation.

Contribution Margin* - Represents Adj. Gross Margin excluding Logistics and Brokerage cost. Guidance - FY 2018 Adj. EBITDA Projected FY 2020 Adj. EBITDA Contribution Margin* 40% on additional Net Sales Media Leverage SG&A increase (excluding logistics &brokerage) >$20mm $190m Net Sales +$44mm +$5mm -$9mm $60mm $300mm Net Sales Path to 20% Adjusted EBITDA Margin Growing into 9% media spend, currently ~12% Increase of approx. 7% a year Increase of $110m Net Sales to achieve $300m Net sales projection

Just scratching the surface of HH penetration potential . . . By 2025, there will be 7.5 million HH’s who have expressed top 2 box purchase interest in the Freshpet idea – and we have reached <2 million so far Prime Prospects With Top 2 Box Purchase Interest in Freshpet Concept PP’s with Positive Interest (53%) n=359, n=140 Super Premium & Premium Pet HH’s (50MM) Positive Purchase Intent Prime Prospects Super Premium & Premium Pet HH’s (50MM)

At existing media efficiencies, we could create a business surpassing $500 million by 2023. . . . and still growing quickly

We expect international expansion to meaningfully impact Freshpet’s growth in 2020 and beyond Currently testing in:

Potential for Continued Growth Beyond 2020 7.5 MM HH’s +10%/year 10% of sales UK and beyond >55% ACV Growth Potential: 2020 and beyond HH Penetration Buying Rate Increased Distribution Geographic Expansion E-commerce

Delighting pet parents, pets, shareholders and employees . . .

APPENDIX: Consumer Dynamics

Grocery and Mass Select is middle of the pack on cost to feed

Pet Specialty Vital is an economical choice in Pet

Source: Nielsen NLR Survey 2017, n=67 Why have you INSERT Q9 RESPONSE: started purchasing, purchased more of Freshpet in the past 12 months compared to the previous 12 months? Please select all that apply. Note: Top 13 responses shown 80% Health 70% Dog Eating Woes 50% Add Variety to Meal Reasons start buying freshpet

FRESHPET DOG PARENT SEGMENTS
* Fresh, Real Food *

Visitors - BASICS
- Prefer dry food, leave food out all day
- Faster and easier it is to feed my dog, the better
- Would like to buy dog the highest quality dog food, but I just can't afford it
- Think some people treat their dogs too much like humans
- Tend to have younger dogs



Visitors
(Use Occasionally)
40% of FP Buyers
15% of FP $
FP Spend: $37
Loyal
(Use Exclusively or Most Often)
31% of FP Buyers
53% of FP $
FP Spend: $167
Mixers
(Use FP Regularly, but Use Others Brand More)
29% of FP Buyers
32% of FP $
FP Spend: $107

Loyal Users - SOLUTION
- Boomers and Gen X
- 1-2 HH's, no children
- Pets are their kids
- Affluent $80-100K income
- Tend to have picky eaters, dog eating woes
- Tend to have toy/small dogs
- Buy best quality, no matter the cost
- Tend to have older dogs

Mixers - VARIETY
- Married with children
- Multi-pet HH/have cats
- Income $80K
- Like to try new cuisines/restaurants
- Eating as much fresh as I can/Avoid processed food
- Important dog stays in peak health, improve skin/coat
- Switch between brands for variety/Try something new & different
- Tend to feel guilty only feeding dry food
- Tend to want to add something to dog's dry food
- Tend to be looking for variety to add dog's meal
- Tend to want to give dog something special
- Tend to have larger dogs
- Tend to have younger dogs

freshpet

Source: Nielsen 2017 NLR Custom Survey, 2016 A&U, Nielsen Demos 2017, 2018 Mini A&U.

Freshpet

Source: 2016 FP Brand Tracker, 2016 FP A&U, TTL Aware Non Users/Prime Prospects Main Reason Not Purchasing, Shop-A-longs, n=202 BARRIERS TO PURCHASING FRESHPET (AMONG PRIME PROSPECTS) 43% Aided Awareness Making the Strange, Familiar It’s freshER Roll looks like a Sausage/”Gross Factor” ~40% Content w/ Brand It’s Fine, Works Shopping on Auto-Pilot/By-Pass Fridge 10% Purchase Too Often 5% Too Much Trouble 14% Not Available 45% ACV 22% Too Expensive

Appendix: Kitchens 2.0

Expanding our manufacturing advantage . . . Improving Safety, Quality, Value, Customer Delight Quakertown Kitchens Kitchens 2.0

By creating Freshpet Kitchens 2.0 . . . Use automation to further improve: Quality Safety Cost

Kitchens 2.0 plan will deliver . . . Efficient use of capital: Payback at full capacity in <2 years Strengthened manufacturing expertise advantage: Increased automation delivers improved quality, safety and lower cost – improving gross margins Continued focus on existing gross margin improvement goals: We will not let Kitchens 2.0 work dilute our near term gross margin improvement efforts

Creating 2nd Production Facility on Site Existing 100,000 sq. ft. production facility Existing 50,000 sq. ft. innovation center and warehouse renovated to include production and R&D New 90,000 sq. ft. construction Total site: 15.3 acres

Continuing Commitment to the Environment 100% landfill free 100% wind energy Rain water will be collected and used for lawn and landscape irrigation

Freshpet Kitchens 2.0 Investment Incremental volume will flow through at a 40% contribution rate At full capacity payback is less than two years. Capex Spend Annual Sales Capacity Contribution $200+mm $80mm $100mm

Freshpet Kitchens 2.0 Adjusted Gross Margin Growth Safety, quality, and productivity enhancements will improve adjusted gross margin by 100 basis points, with an additional 50 basis points due to scale

Freshpet Kitchens 2.0 Contribution to FCF Original Freshpet Kitchens Freshpet Kitchens 2.0 Capacity Capacity Free Cash Flow Free Cash Flow $300mm ~$44mm 15% $500mm ~$97mm 19% As we continue to leverage our infrastructure we expect to reap the benefits of scale with our Free Cash Flow increasing by 4%. Free Cash Flow represents contribution of $55mm less ongoing capital expenditures of $11mm Free Cash Flow represents contribution of $114mm less ongoing capital expenditures of $17mm

Freshpet Kitchens 2.0 - Recap Cost: $100mm plus or minus 5% Financing: Replace our existing $30mm credit line with a $90mm line in Q4 18 Leverage: Will not exceed 2.5x Adj EBITDA Pay Off: We expect to pay off the credit line by 2022 Capacity: Net Sales capacity increases $200mm+ to $500mm+ Payout: At full capacity payout is less than 15 months

Timeline 2016 2017 2018 2019 2020 2021 2022 2023 Existing Kitchens fully operational Feed the Growth 7 day operations begin Break ground on Kitchens 2.0 Start-up Kitchens 2.0 Next increment of capacity needed* * Timing for next increment of capacity is dependent on growth rate and product mix